Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United
                                  States Code)

Pursuant to (b) of section 1350, I hereby certify, to the best of my knowledge, that:

     The Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K ") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.





By: /s/ Stephen E. Bablitch
---------------------------
Stephen E. Bablitch
Chief Executive Officer
March 21, 2003